SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:  November 4, 1998




                            Foamex International Inc.
                                   Foamex L.P.
                           Foamex Capital Corporation

             (Exact Name of Registrant as specified in its Charter)



         Delaware                    0-22624                     05-0473908
         Delaware                    1-11432                     05-0475617
         Delaware                    1-11436                     22-3182164
(State or other jurisdiction   (Commission File No.)         (I.R.S. Employer
of corporation)                                              Identification No.)


 1000 Columbia Avenue
   Linwood, PA                                            19061
 (Address of Principal                                 (Zip Code)
   Executive Offices)


               Registrant's telephone number, including area code:
                                 (610) 859-3000


                                       N/A

          (Former name or former address, if changed since last report)

Item 5.  Other Events

         Foamex International Inc., Foamex L.P., and Foamex Capital Corporation have changed their year-end from a fifty-two or fifty-three week fiscal year ending on the Sunday closest to the end of the calendar year to a calendar year ended December 31st, which change is effective for the third fiscal quarter of the 1998 fiscal year.

Item 7.  Financial Statements and Exhibits.

         a)    Financial Statements of Business Acquired:   None

         b)    Pro Forma Financial Information:   None

         c)    Exhibits:   None

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FOAMEX INTERNATIONAL INC.

Date:  November 4, 1998                    By:  /s/ John A. Feenan
                                               --------------------------
                                           Name:   John A. Feenan
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

                                           FOAMEX L.P.

Date:  November 4, 1998                    By:  /s/ John A. Feenan
                                              --------------------------
                                           Name:   John A. Feenan
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer


                                           FOAMEX CAPITAL CORPORATION

Date:  November 4, 1998                    By:  /s/ John A. Feenan
                                              --------------------------
                                           Name:   John A. Feenan
                                           Title:  Vice President, Treasurer and
                                                   Chief Financial Officer